                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 15, 2002
                                                 -------------

                                  Advanta Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-14120                23-1462070
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(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


          Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania                                19477
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(Address of Principal Executive Offices)                              (Zip Code)
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Registrant's telephone number, including area code (215) 657-4000
                                                   --------------

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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

         The company order included as Exhibit 4.1 to this report relates to the Registration Statement on Form S-3 (No. 333-90642) of Advanta Corp. and is filed herewith for incorporation by reference into such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         4.1      Company Order, dated as of July 15, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Advanta Corp.
                                          -------------------------------------
                                          (Registrant)


Date: July 15, 2002
                                          By: /s/ Elizabeth H. Mai
                                              ---------------------------------
                                              Elizabeth H. Mai
                                              Senior Vice President,
                                              Secretary and General Counsel


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                                  EXHIBIT INDEX



Exhibit     Description                                    Method of Filing
-------     -----------                                    ----------------
4.1         Company Order, dated as of July 15, 2002       Filed Electronically
                                                           Herewith


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